DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 6/30/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 7/29/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 6/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

6/1/2016 to 6/30/2016 Month 6-16

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	106,737	22,391,976	43,876	-	100	5,927,157	100	396	334	382	355,738	-	-	-	28,826,795 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	-	70,000	-	-	-	-	-	1,500	1,500	-	-	-	-	73,000 [2]
Miscellaneous		-	7,992	-	-	-	10,555	-	-	-	-	-	-	-	-	18,547
Total Cash Receipts	$	0	7,992	70,000	-	0	10,555	0	0	1,500	1,500	-	-	-	-	91,547
3. Cash Disbursements																
Operations		(1,487)	(126,219)	(111,941)	-	-	(87,880)	-	(99)	(1,375)	(1,375)	(77)	-	-	-	(330,453)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(4,608)	(647,097)	-	-	-	(63,935)	-	-	-	-	-	-	-	-	(715,641)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(73,000)	-	-	-	-	-	-	-	-	-	-	-	-	(73,000) [2]
Total Cash Disbursements	$	(6,095)	(846,316)	(111,941)	-	0	(151,815)	0	(99)	(1,375)	(1,375)	(77)	-	-	-	(1,119,094)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(6,095)	(838,324)	(41,941)	-	-	(141,260)	-	(99)	125	125	(77)	-	-	-	(1,027,546)
5 Ending Cash Balance (to Form 2-C)	$	100,642	21,553,652	1,935	-	100	5,785,897	100	297	459	507	355,660	-	-	-	27,799,248

CASH BALANCE SUMMARY

	Financial Institution		Balance 30-Jun-16
MDW Corp	TD Canada Trust (CAD)	$	100,642 [4]
Midway Gold US	Wells Fargo N.A.		21,553,652
Midway Services Company	Wells Fargo N.A.		1,935
Nevada Talon	Wells Fargo N.A.		507
Realty	Wells Fargo N.A.		355,660
RR Exploration	Wells Fargo N.A.		459
Mine Services LLC [3]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		5,785,897
MDW Pan LLP	BNY Mellon		0
MDW Gold Rock LLP	Wells Fargo N.A.		297
		$	27,799,811 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $60,927.34
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 6/30/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	356,244	-	-	-	30,217,693
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,595,000	-	5,019,208	404,872	712,208	712,000	143,000	50,500	6,500	-	-	-	18,024,695 [2]
Miscellaneous		47,973	891,022	55,410	-	-	498,428	-	600	-	-	-	-	-	-	1,493,432
Total Cash Receipts	$	532,790	36,649,060	4,650,410	-	5,019,208	22,858,467	712,208	712,600	143,000	50,500	362,744	-	-	-	71,690,987
3. Cash Disbursements																
Operations		(293,824)	(2,449,000)	(4,711,663)	-	(208)	(10,662,514)	(208)	(694,454)	(145,324)	(49,287)	(8,713)	-	-	-	(19,015,196)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(203,309)	(5,981,338)	(21,450)	-	-	(1,405,118)	-	(21,343)	(1,950)	(1,625)	(1,300)	-	-	-	(7,637,433)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(6,679,581)	-	-	(5,019,000)	(5,424,081)	(712,000)	-	-	-	-	-	-	-	(18,029,950) [2]
Total Cash Disbursements	$	(712,596)	(15,109,919)	(4,733,113)	-	(5,019,208)	(17,491,712)	(712,208)	(715,797)	(147,274)	(50,912)	(10,013)	-	-	-	(44,702,753)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(179,805)	21,539,141	(82,703)	-	-	5,366,754	-	(3,197)	(4,274)	(412)	352,731	-	-	-	26,988,234
6 Ending Cash Balance (to Form 2-C)	$	100,642	21,553,652	1,934	-	100	5,785,898	100	297	459	507	355,660	-	-	-	27,799,249

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 30-Jun-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 100,642 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	21,553,652	14,511
Midway Services Company	Wells Fargo N.A.	1,934	84,638
Nevada Talon	Wells Fargo N.A.	507	919
Realty	Wells Fargo N.A.	355,660	2,930
RR Exploration	Wells Fargo N.A.	459	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	5,785,897	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	297	3,494
		$ 27,799,811 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $60,927.34
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

6/1/2016 to 6/30/2016 Month 6-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(846,316)	(73,000)	(773,316)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(6,095)	-	(6,095)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(1,375)	-	(1,375)
15-16840	Midway Services Co.	One Wells Fargo	(111,941)	-	(111,941)
15-16841	Nevada Talon, LLC	One Wells Fargo	(1,375)	-	(1,375)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(151,815)	-	(151,815) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(99)	-	(99)
15-16845	Midway Gold Realty	One Wells Fargo	(77)	-	(77)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(1,119,094)	(73,000)	(1,046,094)

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/1/2016 to 6/30/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
6/10/2016	TCG Global Rent	2	Miscellaneous		7,872.25
6/30/2016	Wells Fargo	2	Miscellaneous		119.87
6/9/2016	Midway Gold U.S. (Transfer)	5	Intercompany Transfer		1,500.00
6/9/2016	Midway Gold U.S. (Transfer)	10	Intercompany Transfer		1,500.00
6/7/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		40,000.00
6/21/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		30,000.00
6/3/2016	McClelland Labs	19	Miscellaneous		9,328.00
6/22/2016	Eureka Townhouse Refund	19	Miscellaneous		1,227.16
			Total Sales	$	0.00
			Total Intercompany Transfers	$	73,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	18,547.28
			Total Cash Receipts	$	**91,547.28** [1]

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/2016 to 6/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	6/3/2016	934	Sadhra & Chow	$	-708.76
21	6/10/2016	935	Ernst & Young	$	-2,669.89
21	6/16/2016	fees	TD Bank	$	-15.19
21	6/17/2016	936	Computershare	$	-762.90
21	6/17/2016	937	DLA Piper Canada	$	-1,938.26
2	6/3/2016	6294	Barbarich Property Management	$	-175.00
2	6/3/2016	6296	Fed Ex	$	-43.00
2	6/3/2016	6297	NV Energy	$	-133.77
2	6/3/2016	6298	Safeguard Business Systems	$	-86.08
2	6/3/2016	6295	Century Link	$	-197.00
2	6/3/2016	145212	Teresa Gustine	$	-750.00
2	6/3/2016	145208	Angel Lyons	$	-2,500.00
2	6/3/2016	145224	All Copy Products - PA	$	-597.45
2	6/3/2016	145210	ISC dba Venture Tech	$	-9,147.59
2	6/3/2016	145211	Offices for Less	$	-50.00
2	6/3/2016	145209	Grow Resources	$	-1,000.00
2	6/3/2016	160035	Squire Patton Boggs	$	-121,251.86
2	6/3/2016	160034	FTI Consulting	$	-67,617.82
2	6/7/2016	transfer	Wells Fargo	$	-40,000.00
2	6/9/2016	transfer	Wells Fargo	$	-1,500.00
2	6/9/2016	transfer	Wells Fargo	$	-1,500.00
2	6/10/2016	6299	CT Corp	$	-416.90
2	6/10/2016	6300	Top Gun Recruiting Partners	$	-1,462.00
2	6/10/2016	145230	Teresa Gustine	$	-750.00
2	6/10/2016	145228	James Wilbourn	$	-50.00
2	6/10/2016	145229	Microsoft	$	-1,200.00
2	6/10/2016	145226	All Copy Products - Denver	$	-1,116.90
2	6/10/2016	145227	Grow Resources	$	-1,000.00
2	6/13/2016	EFT	Wells Fargo	$	-782.10
2	6/13/2016	145231	Microsoft	$	-1,200.00
2	6/17/2016	6309	Tonopah Public Utilities	$	-36.55
2	6/17/2016	6307	Sharon R. Rigby	$	-5,000.00
2	6/17/2016	6304	Lexis Nexis	$	-444.53
2	6/17/2016	6308	SyncBASE Inc	$	-1,260.00
2	6/17/2016	6301	Fed Ex	$	-76.88
2	6/17/2016	6302	Iron Mountain	$	-24.00
2	6/17/2016	6306	Pure Water Dynamics Inc	$	-105.84
2	6/17/2016	6310	Town of Tonopah	$	-12.50
2	6/17/2016	6303	KPMG LLP	$	-52,500.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/1/2016 to 6/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	6/17/2016	6305	Pitney Bowes	$	-226.80
2	6/17/2016	145235	Teresa Gustine	$	-650.00
2	6/17/2016	145234	Firmex Corp	$	-950.00
2	6/17/2016	145233	EPIQ Systems	$	-9,076.72
2	6/17/2016	160038	Squire Patton Boggs	$	-125,087.82
2	6/17/2016	160041	Gavin/Solmonese	$	-1,701.44
2	6/17/2016	160039	Moelis	$	-200,215.74
2	6/17/2016	160036	Sender Wasserman	$	-18,950.62
2	6/17/2016	160040	Cooley	$	-13,103.48
2	6/20/2016	160037	FTI Consulting	$	-90,091.91
2	6/21/2016	transfer	Wells Fargo	$	-30,000.00
2	6/24/2016	6312	Parr Brown Gee & Loveless	$	-8,768.50
2	6/24/2016	6311	Marsh	$	-504.00
2	6/24/2016	145237	Teresa Gustine	$	-650.00
2	6/24/2016	145236	ARTIS HRA Inverness	$	-24,336.27
2	6/30/2016	145241	Angel Lyons	$	-2,500.00
2	6/30/2016	145242	Certent Inc	$	-4,914.96
2	6/30/2016	145243	Teresa Gustine	$	-600.00
5	6/10/2016	1064	Keystate Corporate Management	$	-1,375.00
9	6/17/2016	145232	City of Ely	$	-77.26
10	6/10/2016	3437	Keystate Corporate Management	$	-1,375.00
16	6/3/2016	160041	Rocky Mountain Reserve	$	-3,244.50
16	6/3/2016	160040	Rocky Mountain Reserve	$	-720.37
16	6/6/2016	160043	Principal	$	-1,604.24
16	6/6/2016	160044	Principal	$	-21,388.32
16	6/7/2016	Payroll	Paycom	$	-31,019.56
16	6/14/2016	160049	Rocky Mountain Reserve	$	-115.38
16	6/16/2016	160045	Principal	$	-1,675.08
16	6/17/2016	1086	United Healthcare - Duluth	$	-9.01
16	6/21/2016	160046	Rocky Mountain Reserve	$	-103.00
16	6/21/2016	Payroll	Paycom	$	-42,584.33
16	6/24/2016	160047	United Healthcare - Duluth	$	-7,095.67
16	6/24/2016	145238	Vision Services Plan	$	-91.24
16	6/28/2016	160050	Rocky Mountain Reserve	$	-115.38
16	6/29/2016	EFT	Principal	$	-2,175.28

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/1/2016 to 6/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	6/3/2016	145213	Alternative Maintenance Solutions LLC	$	-1,240.00
19	6/3/2016	145215	Jacobs	$	-10,068.89
19	6/3/2016	145217	Kinross Gold USA	$	-1,154.75
19	6/3/2016	145219	NORCO	$	-226.69
19	6/3/2016	145216	Ross MacLean	$	-3,894.97
19	6/3/2016	145221	Stephen Stine	$	-3,200.00
19	6/3/2016	145214	Davis Graham & Stubbs	$	-1,911.00
19	6/3/2016	145222	United Rentals	$	-4,208.57
19	6/3/2016	145220	Orion Royalty Co	$	-53,569.13
19	6/3/2016	145218	Luskin, Stern, Eisler	$	-16,389.00
19	6/3/2016	2867	Western Oilfield Supply Co	$	-3,621.46
19	6/3/2016	145225	Enterprise Rent A Car	$	-1,263.55
19	6/24/2016	145240	RPA Advisors	$	-9,945.00
19	6/24/2016	145239	Luskin, Stern, Eisler	$	-37,601.12
19	6/27/2016	16000061	AT&T	$	-1,586.63
19	6/28/2016	16000060	AT&T	$	-70.00
19	6/28/2016	16000059	AT&T	$	-124.27
19	6/28/2016	16000058	AT&T	$	-1,739.94
20	6/3/2016	145223	Davis Graham & Stubbs	$	-99.00
			Total Cash Disbursements	$	**-1,119,093.62** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 6/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 6/30/2016

	CONSOLIDATED June 30, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets		
Total Current Assets		
Cash and Cash Equivalents	27,799,811	811,577
Accounts Receivable	93,208	201,443
Inventory	0	20,105,452
Prepaid	1,735,368	3,871,105
Other Current Assets	6,297	102,495
Total Current Assets	**29,634,684**	**25,092,072**
Investments	375	375
Investment in Partnerships	0	0
Property & Equipment	409,266	132,722,845
Reclamation Deposits	42	3,744,642
Mineral Properties	0	18,029,003
Other Long Term Assets	92,707	98,248
Total Long Term Assets	**502,390**	**154,595,113**
Total Assets	**30,137,074**	**179,687,185**
Current Liabilities		
Accounts Payable - Pre-Petition	(18,606,009)	(21,646,032)
Accounts Payable - Post-Petition	(1,488,469)	0
Reclamation and Remediation	0	(8,715)
Other Short Term Liabilities	(402,530)	(265,260)
Short Term Debt	(55,502,292)	(51,673,880)
Total Current Liabilities	**(75,999,300)**	**(73,593,887)**
Long Term Liabilities		
Reclamation and Remediation	0	(8,399,001)
Intercompany	(65)	(65)
Other Long Term Liabilities	(29,966)	(389,394)
Long Term Debt	0	0
Employee Related Benefits	0	(2,500)
Total Long Term Liabilities	**(30,031)**	**(8,790,960)**
Total Liabilities	**(76,029,331)**	**(82,384,847)**
Redeemable Preferred Stock	(59,953,067)	(54,382,285)
Shareholder's Equity		
Common Stock	(167,744,626)	(167,744,626)
Partnership Capital	0	0
Accum OCI	556,290	556,290
Current Year Retained Earnings	141,768,084	25,463,917
Accumulated Deficit	131,265,576	98,804,366
Total Shareholder's Equity	**105,845,324**	**(42,920,053)**
Liability and Equity	**(30,137,074)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 6/1/2016 to 6/30/2016

	CONSOLIDATED June 2016 Actual		CONSOLIDATED June 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	**0**		**(21,952,883)**
Cost of Sales			
Cost of Goods Sold	6,035		16,917,455
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	**6,035**		**35,067,014**
Accretion	0		368,547
Mineral exploration expenditures	100,216		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	29,115		2,846,802
Depreciation - CGA	5,340		247,703
Interest and bank charges	817		14,758
Legal, audit and accounting	472,392		3,826,461
Office & administrative	(252,963)		819,731
Salaries and benefits	30,405		1,740,399
Transfer agent and filing fees	5,665		45,817
Travel	(1,209)		10,084
Investor relations	2,994		64,628
Total General & Administrative	**292,556**		**9,616,382**
Total Operating Costs	**398,807**		**172,335,401**
Foreign exchange (gain) loss	50		730
Other income	80,329		1,449,444
(Gain) loss on disposal of PP&E	141,916		(10,671,137)
Interest and investment income	(140)		(889)
Total Other (Income) Expense	**222,155**		**(9,221,852)**
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	**620,962**		**144,989,078**
Income tax recovery	0		0
Net Income	**620,962**		**144,989,078**

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 6/1/2016 to 6/30/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,477	$15,653	$15,349	$4,780
Employee FICA taxes withheld	1,133	2,856	3,245	744
Employer FICA taxes	1,133	2,856	3,245	744
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$6,268

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2016	8/1/2016
General liability	Federal INS	1,000,000	8/1/2016	8/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/1/2016	8/1/2016
Vehicle	Federal INS	1,000,000	8/1/2016	8/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2016	8/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 6/1/2016 to 6/30/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	28,506				28,506
Total	$ 93,208	$ -	$ -	$ -	$ 93,208

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 872,658	$ 16,753	$ 33,376	$ 276,587	$ 1,199,375
Other Payables	289,095	-	-	-	289,095
Total	$ 1,161,753	$ 16,753	$ 33,376	$ 276,587	$ 1,488,469

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (200,000)	$ (246,340)	7/17/2015	$ (445,334)
Debtor Local Counsel - S&W	25,000	(12,758)	(18,951)	7/16/2015	(3,645)
Debtor Canadian Counsel - DLA Piper	-	-	(1,938)	N/A	-
Canadian Information Officer - E&Y	40,196	-	(2,670)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(29,422)	(157,710)	7/24/2015	(8,313)
Investment Bank - Moelis	-	(128,135)	(200,216)	11/6/2015	(827,691)
Lender's Counsel - Luskin Stern	-	(28,322)	(53,990)	N/A	(28,322)
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	(5,620)	(9,945)	N/A	44,380
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(46,668)	(13,103)	8/14/2015	(71,595)
UCC Financial Advisor - Gavin Solmonese	-	(10,680)	(1,701)	8/19/2015	(15,187)
Epiq	10,947	(4,705)	(9,077)	7/23/2015	6,242
Total	$ 278,225	$ (466,309)	$ (715,641)		$ (1,309,270)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	21,007

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21

CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month		Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1-16	2016	$	13,018				
February	2-16	2016		98,053				
March	3-16	2016		12,254				
	TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	4-16	2016	$	5,419				
May	5-16	2016		27,487				
June	6-16	2016		6,095				
	TOTAL 2nd Quarter		$	39,001.10	$	650		
July			$	0				
August				0				
September				0				
	TOTAL 3rd Quarter		$	0.00	$	0		
October			$	0				
November				0				
December				0				
	TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..................	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company

16

CASE NO: 15-16840

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500	1082	4/29/2016
April	2016	$	279,848				
May	2016		657,219				
June	2016		111,941				
TOTAL 2nd Quarter		$	1,049,008.57	$	6,500		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6271	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	2848	4/29/2016
April	2016	$	208				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	208.45	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March	2016		912,734				
TOTAL 1st Quarter		$	3,097,236.26	$	10,400	2847	4/29/2016
April	2016	$	740,659				
May	2016		495,864				
June	2016		151,815				
TOTAL 2nd Quarter		$	1,388,337.56	$	6,500		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co.
15

CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	1088	4/29/2016
April	2016	$	208				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	208.45	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875	1087	4/29/2016
April	2016	$	7,885				
May	2016		3,439				
June	2016		99				
TOTAL 2nd Quarter		$	11,422.40	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 **CASE NO:** 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March	2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	2016	$	675				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	2,050.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5

CASE NO: 15-16841

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March	2016		150				
TOTAL 1st Quarter		$	819.74	$	325	1063	4/29/2016
April	2016	$	499				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	1,874.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty   CASE NO: 15-16845

9

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699				
May	2016		156				
June	2016		77				
TOTAL 2nd Quarter		$	931.96	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 | CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6272	4/29/2016
April	2016	$ 0			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July		$ 0			
August		0			
September		0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

7

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6273	4/29/2016
April	2016	$ 0			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July		$ 0			
August		0			
September		0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. CASE NO: 15-16837

8

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 6/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6274	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G
NARRATIVE
For Period Ending: 6/30/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of June 1, 2016 through June 30, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On June 1, 2016, Debtors filed their fourth motion to extend the exclusive periods to file a plan and solicit acceptances under § 1121(d). In this motion, Debtors sought to extend the respective exclusivity periods by sixty days each to August 16, 2016 for the plan exclusivity period and to October 15, 2016 for the acceptance exclusivity period.

On June 2, 016, a joint limited objection was filed to the third interim fee applications filed by Squire Patton Boggs (US) LLP, FTI Consulting, Inc., Moelis and Company LLC and Sender Wasserman Wadsworth, P.C. The primary objection was to preserve mechanics liens claim holders' rights and to assure that certain proceeds from the sale of Debtors' interest in the Pan mine and related assets, against which such lien holders claim an interest, were not used to pay professional fees. To resolve the joint limited objection, the parties proposed a revised order approving the professionals' third interim fee applications, which contained, among other things, a reservation of rights of the objectors. The revised proposed order was entered by the Court on June 14, 2016.

On June 16, 2016, the Court entered an order on Debtors' Fourth Omnibus Objection to Claims. In the order, the Court disallowed four shareholder claims.

On June 16, 2016, the Court entered an order on Debtors' Fourth Omnibus Objection to Claims. In the order, the Court: (1) disallowed duplicate claims; (2) reclassified claims to the correct debtor; (3) disallowed subsequently amended claims; (4) disallowed late filed claims; (5) disallowed satisfied claims; (6) disallowed claims that did not comply with Fed. R Bankr. P. 3007(d)(6) for inadequate documentation; and (7) disallowed claims pursuant to § 502(b)(1) as being unenforceable against the debtors.

Throughout June the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to a joint plan of liquidation and other matters regarding the administration of Debtors' estates.

Attachment 7

Bank Statements for All Bank Accounts

(0.21 00807893

MIDWAY GOLD CORP.
Statement of Account
Wednesday, June 01, 2016 - Thursday, June 30, 2016

Account Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			06/01/2016	$76,379.62
	CIPS CREDIT INTEREST		$25.38 ✓	06/01/2016	
	CHQ#00932-0500161359	$1,003.57 ✓		06/01/2016	$75,401.43
	CHQ#00931-2300014638	$15,832.95 ✓		06/02/2016	$59,568.48
	CHQ#00933-2144872906	$390.00 ✓		06/10/2016	
	CHQ#00930-2144872960	$390.00 ✓		06/10/2016	$58,788.48
	IWPN CHARGES	$5.00 ✓		06/21/2016	
	CMS-BR/PT FEES	$30.00 ✓		06/21/2016	$58,753.48
	CHQ#00934-2142443476	$925.00 ✓		06/22/2016	$57,828.48
	CHQ#00935-0200202655	$3,419.33 ✓		06/24/2016	$54,409.15
	CHQ#00936-0500577577	$980.56 ✓		06/27/2016	$53,428.59
	CHQ#00937-2300024333	$2,491.25 ✓		06/28/2016	$50,937.34
	SERVICE CHARGE	$10.00 ✓		06/30/2016	$50,927.34
	Closing Balance			06/30/2016	$50,927.34 ✓
Totals:		$25,477.66	$25.38		
Item Count:		11	1		

Analyzed Business Checking

WELLS FARGO

Co. 2

00059496

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]8265	$17,539,105.72	$7,872.25	-$801,136.87	$16,745,841.10

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	06/10	7,872.25	Deposit Made In A Branch/Store
		$7,872.25	**Total electronic deposits/bank credits**
		$7,872.25	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	06/03	67,617.82	WT Fed#07628 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16060307275789 Trn#160603069989 Rfb# 000000675
	06/03	121,251.86	WT Fed#07629 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16060307295038 Trn#160603069991 Rfb# 000000676
	06/03	13,447.59	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/06	597.45	Leasedirectrpd Inv.Paymnt 060316 408270 Inv# 00050282304 Due 06/15/1
	06/07	40,000.00	Online Transfer Ref #Bbe2Vqrmp8 to 8891621479 on 06/07/2016 0830 Am
	06/09	1,500.00	Online Transfer Ref #Bbev3694Zc to 6198288489 on 06/09/2016 0954 Am
	06/09	1,500.00	Online Transfer Ref #Bben938Hsx to 7271001724 on 06/09/2016 0954 Am
	06/10	4,116.90	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/13	782.10	Client Analysis Srvc Chrg 160610 Svc Chge 0516 000006198288265
	06/13	1,200.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/17	9,076.72	WT Fed#05219 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16061616172565 Trn#160617053226 Rfb# 000000679

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/17	18,950.62	WT Fed#05220 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16061616182480 Trn#160617053225 Rfb# 000000680
	06/17	200,215.74	WT Fed#04974 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16061616204740 Trn#160617053228 Rfb# 000000683
	06/17	950.00	WT Fed#04976 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16061616142673 Trn#160617053230 Rfb# 000000678
	06/17	1,701.44	WT Fed#04975 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16061616220550 Trn#160617053231 Rfb# 000000685
	06/17	13,103.48	WT Seq#53233 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16061616212907 Trn#160617053233 Rfb# 000000684
	06/17	125,087.82	WT Fed#06919 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16061616194613 Trn#160617053229 Rfb# 000000682
	06/17	650.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/21	90,091.91	WT Fed#00496 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16061616190453 Trn#160620160763 Rfb# 000000681
	06/21	30,000.00	Online Transfer Ref #Bber68Bwcn to 8891621479 on 06/21/2016 0816 Am
	06/24	24,986.27	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/30	8,014.96	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$774,842.68	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	36.55	06/28	6295	197.00	06/09	6302	24.00	06/27
6287	8,219.31	06/09	6296	43.00	06/13	6304 *	444.53	06/28
6288	56.75	06/02	6297	133.77	06/09	6305	226.80	06/28
6289	31.50	06/01	6298	86.08	06/10	6306	105.84	06/23
6290	60.00	06/02	6299	416.90	06/20	6307	5,000.00	06/27
6292 *	225.78	06/02	6300	1,462.00	06/15	6311 *	504.00	06/27
6294 *	175.00	06/21	6301	76.88	06/27	6312	8,768.50	06/27

$26,294.19 **Total checks paid**

* *Gap in check sequence.*

$801,136.87 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	17,539,105.72	06/09	17,284,266.89	06/21	16,794,029.43
06/01	17,539,074.22	06/10	17,287,936.16	06/23	16,793,923.59
06/02	17,538,731.69	06/13	17,285,911.06	06/24	16,768,937.32
06/03	17,336,414.42	06/15	17,284,449.06	06/27	16,754,563.94
06/06	17,335,816.97	06/17	16,914,713.24	06/28	16,753,856.06
06/07	17,295,816.97	06/20	16,914,296.34	06/30	16,745,841.10

Average daily ledger balance **$17,088,621.44**

Business Market Rate Savings

WELLS FARGO

037780 1 AV 0.376 1410367

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

DCRE11UTE9 037780 NNNNNNNNNN NNN NNN 001 002 163 169469 11595994.3

Your Business and Wells Fargo

The plans you establish today will shape your business far into the future. The heart of the planning process is your business plan. Take the time now to build a strong foundation. Find out more at wellsfargoworks.com/plan.

IMPORTANT ACCOUNT INFORMATION

The section titled "Rights and Responsibilities" - "Are we allowed to close your account" and "When are you allowed to close your account" in your Account Agreement have been deleted and replaced by the following effective August 5, 2016.

When can your account be closed?

We can close your account at any time. If the account is closed, we may send the remaining balance on deposit in your account by traditional mail or credit it to another account you maintain with us.

We may, but are not required to allow you to leave on deposit sufficient funds to cover outstanding items to be paid from your account.

- If we do allow funds to remain on deposit, the terms and conditions of the Agreement will continue to apply until we make a final disbursement from your account.

- If we do not allow you to keep funds on deposit, we will not be liable for any loss or damage that may result from dishonoring any of your items that are presented or otherwise received after your account is closed.

- You can close your account at any time if the account is in good standing (e.g., does not have a negative balance or any restrictions on the account).

- If your account is an interest-earning account, it will cease to earn interest from the date you request it be closed.

WELLS FARGO

- If your account has Overdraft Protection and/or Debit Card Overdraft Service, these services will be removed when you request to close your account.

- If your account balance does not reach zero within 30 days from the date of your request to close your account, we will charge you the applicable monthly service fee if you do not meet the requirements to avoid the monthly service fee. If the monthly service fee is greater than your account balance, only the amount equal to your account balance will be charged and your account will be closed.

- After 30 days, if your account balance does not reach zero, your account will be returned to active status and subject to all applicable fees. If your account is a variable interest earning account, the interest rates disclosed in the rate sheet in effect on the date your account is returned to active status will apply. We may change the interest rate for variable rate accounts at any time. You will need to reestablish Overdraft Protection and/or Debit Card Overdraft Service if desired by contacting your banker or calling the number on your statement.

Activity summary

Beginning balance on 6/1	$4,861,463.30
Deposits/Credits	119.87
Withdrawals/Debits	- 0.00
Ending balance on 6/30	**$4,861,583.17**
Average ledger balance this period	$4,861,463.30

Account number: [redacted]8524
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$119.87
Average collected balance	$4,861,463.30
Annual percentage yield earned	0.03%
Interest earned this statement period	$119.87
Interest paid this year	$194.72

Transaction history

Date	*Description*	*Deposits/ Credits*	*Withdrawals/ Debits*	*Ending daily balance*
6/30	Interest Payment	119.87		4,861,583.17
Ending balance on 6/30				**4,861,583.17**
Totals		**$119.87**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 06/01/2016 - 06/30/2016	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,861,463.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

169470

WELLS FARGO

Monthly service fee summary (continued)

Account transaction fees summary

Service charge description	*Units used*	*Units included*	*Excess units*	*Service charge per excess units ($)*	*Total service charge ($)*
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

IMPORTANT ACCOUNT INFORMATION

Revised Agreement for Online Access
We're updating our Online Access Agreement effective September 15, 2016.
To see what is changing, please visit wellsfargo.com/onlineupdates.

DCRE11UTE9 037780 NNNNNNNNN NNN NNN 002 002 163 16947 1158694.3

Analyzed Business Checking

Account number: [redacted]8489 ■ June 1, 2016 - June 30, 2016 ■

WELLS FARGO

C6. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$381.58	$1,500.00	-$1,375.00	$506.58 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/09	1,500.00 ✓	Online Transfer Ref #Bbev3694Zc From 6198288265 on 06/09/2016 0954 Am
		$1,500.00	**Total electronic deposits/bank credits**
		$1,500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1064	1,375.00 ✓	06/21
	$1,375.00	**Total checks paid**
	$1,375.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	381.58	06/09	1,881.58	06/21	506.58

Average daily ledger balance **$1,023.24**

Analyzed Business Checking

Account number: [redacted]8422 ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$355,816.30	$0.00	-$155.84	$355,660.46 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/17	77.26 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2113	78.58 ✓	06/01

$78.58	**Total checks paid**
$155.84	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	355,816.30	06/01	355,737.72	06/17	355,660.46

Average daily ledger balance **$355,701.66**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

6.10

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$333.70	$1,500.00	-$1,375.00	$458.70 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/09	1,500.00 ✓	Online Transfer Ref #Bben938Hsx From 6198288265 on 06/09/2016 0954 Am
		$1,500.00	**Total electronic deposits/bank credits**
		$1,500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	
3437	1,375.00 ✓	06/21	
	$1,375.00		**Total checks paid**
	$1,375.00		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	333.70	06/09	1,833.70	06/21	458.70

Average daily ledger balance **$975.36**

WELLS FARGO

6.11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
05/31	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]461	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

Co. 15

00544499

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. **(163)**
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

6.16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$49,819.25	$70,103.00	-$117,978.73	$1,943.52 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/07	40,000.00 ✓	Online Transfer Ref #Bbe2Vqrmp8 From 6198288265 on 06/07/2016 0830 Am
	06/21	30,000.00 ✓	Online Transfer Ref #Bber68Bwcn From 6198288265 on 06/21/2016 0816 Am
	06/23	~~103.00~~ ✓	Rocky Mtn Res Op Reversal 160621 Rmrmwg Midway Services Compan
		$70,103.00	**Total electronic deposits/bank credits**
		$70,103.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	179.08 ✓	American Heritag Benman ACH 052716 12410 Midway Gold US
	06/02	536.13 ✓	Vsp Payment Ebillpymts 160601 1235851 Midway Services Compan
	06/03	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 160603 Rmrmwg Midway Services Comp
	06/03	3,244.50 ✓	Rocky Mtn Res Cu Plan Fundi 160603 Rmrmwg Midway Services Comp
	06/07	31,019.56 ✓	WT Fed#06051 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16060708234603 Trn#160607066220 Rfb# 000000677
	06/07	1,604.24 ✓	Principal Peris Plic-Peris 4-5899300000313 Wells Fargo Payroll
	06/07	21,388.32 ✓	Principal Peris Plic-Peris 4-5899300000314 Wells Fargo Payroll
	06/14	115.38 ✓	Rocky Mtn Res Cu Plan Fundi 160614 Rmrmwg Midway Services Comp
	06/16	1,675.08 ✓	Principal Peris Plic-Peris 4-5899300000830 Wells Fargo Payroll
	06/21	42,584.33 ✓	WT Fed#01394 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16062107480293 Trn#160621129950 Rfb# 000000686

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/21	~~103.00~~ ✓	Rocky Mtn Res Op Client Fee 160621 Rmrmwg Midway Services Compan
	06/21	103.00 ✓	Rocky Mtn Res Op Client Fee 160621 Rmrmwg Midway Services Compan
	06/27	7,095.67 ✓	Unitedhealthcare Billing 033992109502 Ea*1*160624151\
	06/28	91.24 ✓	Vsp Payment Ebillpymts 160627 1262099 Midway Services Compan
	06/28	115.38 ✓	Rocky Mtn Res Cu Plan Fundi 160628 Rmrmwg Midway Services Comp
	06/29	2,175.28 ✓	Principal Peris Plic-Peris 4-5899300000660 Wells Fargo Payroll
		$112,750.56	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	
1085	5,228.17 ✓	06/03	
	$5,228.17		**Total checks paid**
	$117,978.73		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	49,819.25	06/07	25,898.88	06/23	11,421.09
06/01	49,640.17	06/14	25,783.50	06/27	4,325.42
06/02	49,104.04	06/16	24,108.42	06/28	4,118.80
06/03	39,911.00	06/21	11,318.09	06/29	1,943.52

Average daily ledger balance **$23,081.37**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1420 ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

60.17

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 19

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]495 ■ June 1, 2016 - June 30, 2016 ■

WELLS FARGO

Co. 19

00545490

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]495	$5,956,349.27	$10,555.16	-$180,607.09	$5,786,297.34

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/03	9,328.00	WT Fed#01911 Bank of America, N /Org=McClelland Laboratories Inc Srf# 2016060200388999 Trn#160603008126 Rfb# 1662H04323280U06
	06/22	1,227.16	Deposit Made In A Branch/Store
		$10,555.16	**Total electronic deposits/bank credits**
		$10,555.16	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/03	1,911.00	WT Fed#07520 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16060218290351 Trn#160603069986 Rfb# 000000671
	06/03	4,208.57	WT Fed#07521 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16060218301515 Trn#160603069985 Rfb# 000000672
	06/03	16,389.00	WT Fed#07519 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16060218280375 Trn#160603069983 Rfb# 000000670
	06/03	53,569.13	WT Fed#07626 Citibank N.A. NEW /Ftr/Bnf=Orion Mine Finance Srf# IN16060218311498 Trn#160603069987 Rfb# 000000673
	06/03	1,263.55	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	06/03	19,785.30	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	06/24	9,945.00	WT Fed#06971 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16062314574912 Trn#160624067313 Rfb# 000000688

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	06/24	37,601.12	WT Fed#06970 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16062314564700 Trn#160624067312 Rfb# 000000687
	06/27	1,586.63	ATT Payment 062416 786968003Epayy Temporaryaccountname
	06/28	70.00	ATT Payment 062716 689697002Epayb Mdw Pan LLP
	06/28	124.27	ATT Payment 062616 229633003Epaya Mdw Pan LLP
	06/28	1,739.94	ATT Payment 062616 237821003Epaya Mdw Pan LLP
		$148,193.51	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
2824	262.11	06/27	2863	125.48	06/01	2866	408.00	06/01
2849*	82.92	06/27	2864	1,080.02	06/03	2867	3,621.46	06/13
2862*	1,395.00	06/01	2865	25,438.59	06/01			
	$32,413.58	**Total checks paid**						

* *Gap in check sequence.*

$180,607.09	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	5,956,349.27	06/13	5,836,482.17	06/27	5,788,231.55
06/01	5,928,982.20	06/22	5,837,709.33	06/28	5,786,297.34
06/03	5,840,103.63	06/24	5,790,163.21		

Average daily ledger balance **$5,832,679.06**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1487 ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

60.20

00545739

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$396.09	$0.00	-$99.00	$297.09 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/03	99.00 ✓	WT Fed#07630 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16060218320393 Trn#160603069990 Rfb# 000000674
		$99.00	**Total electronic debits/bank debits**
		$99.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
05/31	396.09	06/03	297.09

Average daily ledger balance **$303.69**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

JN
7-4-16

Reconciliation Summary		
Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	6/30/2016	

Balance per Bank Statement	50,927.34
Add Pending Deposits	.00
Less Outstanding Checks	.00
	50,927.34
Balance per General Ledger	50,927.34
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary			JN
Account Number	00058486	2.10112	
Account Description	Wells Fargo (USD)		7-7-16
Period Ending	6/30/2016		

Balance per Bank Statement	16,745,841.10
Add Pending Deposits	.00
Less Outstanding Checks	53,772.50-
	16,692,068.60
Balance per General Ledger	16,692,068.60
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118	JIV
Account Description	Wells Fargo Savings (USD)		7-8-16
Period Ending	6/30/2016		

Balance per Bank Statement	4,861,583.17
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,861,583.17
Balance per General Ledger	4,861,583.17
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	6/30/2016	

JN
7-6-16

Balance per Bank Statement	506.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	506.58
Balance per General Ledger	506.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	6/30/2016	7-6-16

Balance per Bank Statement	355,660.46
Add Pending Deposits	.00
Less Outstanding Checks	.00
	355,660.46
Balance per General Ledger	355,660.46
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	6/30/2016	JN 7-6-16

Balance per Bank Statement	458.70
Add Pending Deposits	.00
Less Outstanding Checks	.00
	458.70
Balance per General Ledger	458.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112	
Account Description	Wells Fargo (USD)		JN
Period Ending	6/30/2016		7-6-16

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112	JV
Account Description	Wells Fargo (USD)		7-6-16
Period Ending	6/30/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	JW 7-6-16
Period Ending	6/30/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112 JN 7-6-16
Account Description	Wells Fargo (USD)	
Period Ending	6/30/2016	

Balance per Bank Statement	1,943.52
Add Pending Deposits	.00
Less Outstanding Checks	9.01-
	1,934.51
Balance per General Ledger	1,934.51
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	6/30/2016		7-6-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112	JN
Account Description	Wells Fargo (USD)		7-6-16
Period Ending	6/30/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	6/30/2016		7-7-16

Balance per Bank Statement	5,786,297.34
Add Pending Deposits	.00
Less Outstanding Checks	400.00-
	5,785,897.34
Balance per General Ledger	5,785,897.34
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	JW 7-6-16
Period Ending	6/30/2016	

Balance per Bank Statement	297.09
Add Pending Deposits	.00
Less Outstanding Checks	.00
	297.09
Balance per General Ledger	297.09
Variance	.00